Stockholders' Equity - Series of Convertible Preferred Stock (Detail) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011 Series A convertible preferred stock [Member]	Dec. 31, 2011 Series B convertible preferred stock [Member]	Dec. 31, 2011 Series C convertible preferred stock [Member]	Dec. 31, 2011 Series D convertible preferred stock [Member]	Dec. 31, 2011 Convertible Preferred Stock [Member]	Dec. 31, 2012 Convertible Preferred Stock [Member]
Class of Stock [Line Items]
Shares Authorized		10,699,533	16,442,307	10,030,761	5,725,000	42,897,601
Shares Issued and Outstanding		3,566,509	5,480,768	3,343,586	1,770,581	14,161,444
Aggregate Liquidation Preference		$ 2,156	$ 5,700	$ 10,750	$ 15,003	$ 33,609
Proceeds, Net of Issuance Costs	$ 50,000	$ 2,081	$ 5,668	$ 9,958	$ 14,904	$ 32,611